Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 85% Portfolio
September 30, 2022
VF85-NPRT3-1122
1.837323.116
Equity Funds - 88.3%
	Shares	Value ($)
Fidelity Canada Fund (a)	113,138	6,290,496
Fidelity Commodity Strategy Fund (a)	397,367	2,535,202
Fidelity Contrafund (a)	687,677	8,795,387
Fidelity Emerging Markets Discovery Fund (a)	308,995	3,908,792
Fidelity Emerging Markets Fund (a)	1,882,705	54,692,573
Fidelity Equity-Income Fund (a)	357,141	20,957,060
Fidelity Global Commodity Stock Fund (a)	888,182	15,321,145
Fidelity Hedged Equity Fund (a)	178,983	1,668,123
Fidelity International Capital Appreciation Fund (a)	594,481	10,980,055
Fidelity International Discovery Fund (a)	406,568	14,303,047
Fidelity International Enhanced Index Fund (a)	1,701,882	13,921,392
Fidelity International Small Cap Fund (a)	266,000	6,128,644
Fidelity International Small Cap Opportunities Fund (a)	385,346	6,354,356
Fidelity International Value Fund (a)	1,205,514	8,571,202
Fidelity Japan Fund (a)	109,012	1,405,167
Fidelity Japan Smaller Companies Fund (a)	440,506	5,352,146
Fidelity Large Cap Value Enhanced Index Fund (a)	1,048,198	13,993,438
Fidelity Low-Priced Stock Fund (a)	603,378	24,937,598
Fidelity Overseas Fund (a)	1,211,370	53,276,032
Fidelity Real Estate Investment Portfolio (a)	158,380	5,942,419
Fidelity U.S. Low Volatility Equity Fund (a)	1,346,642	12,631,503
Fidelity Value Discovery Fund (a)	442,605	13,862,378
VIP Stock Selector All Cap Portfolio Investor Class (a)	32,488,998	248,540,837
TOTAL EQUITY FUNDS (Cost $650,162,146)		554,368,992

Fixed-Income Funds - 10.5%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	601,769	5,355,744
Fidelity Inflation-Protected Bond Index Fund (a)	1,327,677	12,785,528
Fidelity Long-Term Treasury Bond Index Fund (a)	1,443,661	14,941,888
Fidelity New Markets Income Fund (a)	297,153	3,188,454
Fidelity Total Bond Fund (a)	1,622,835	14,994,999
VIP Investment Grade Bond II Portfolio - Investor Class (a)	1,605,639	14,932,445
TOTAL FIXED-INCOME FUNDS (Cost $76,340,717)		66,199,058

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (b) (Cost $5,303,762)	5,302,701	5,303,762

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 2.44% to 2.98% 11/3/22 to 12/8/22 (d) (Cost $1,344,554)	1,350,000	1,344,633

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $733,151,179)	627,216,445
NET OTHER ASSETS (LIABILITIES) - 0.2%	1,117,725
NET ASSETS - 100.0%	628,334,170

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	24	Dec 2022	1,992,720	(2,660)	(2,660)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	73	Dec 2022	3,180,975	(430,939)	(430,939)

TOTAL EQUITY INDEX CONTRACTS					(433,599)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	87	Dec 2022	9,353,180	(13,218)	(13,218)

TOTAL PURCHASED					(446,817)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	60	Dec 2022	10,804,500	1,453,799	1,453,799

TOTAL FUTURES CONTRACTS					1,006,982
The notional amount of futures purchased as a percentage of Net Assets is 2.3%
The notional amount of futures sold as a percentage of Net Assets is 1.7%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $830,536.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	4,697,360	32,927,930	32,321,528	42,295	-	-	5,303,762	0.0%
Total	4,697,360	32,927,930	32,321,528	42,295	-	-	5,303,762

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	7,634,859	513,305	-	(32,169)	(798,889)	6,290,496
Fidelity Commodity Strategy Fund	5,108,850	940,825	3,750,127	940,825	1,010,715	(775,061)	2,535,202
Fidelity Contrafund	14,713,133	850,394	2,135,918	170,556	(508,024)	(4,124,198)	8,795,387
Fidelity Emerging Markets Discovery Fund	1,749,841	2,944,787	144,539	-	(14,252)	(627,045)	3,908,792
Fidelity Emerging Markets Fund	9,609,452	56,988,417	1,085,708	-	(162,282)	(10,657,306)	54,692,573
Fidelity Equity-Income Fund	28,726,503	1,661,110	4,981,819	224,218	(268,006)	(4,180,728)	20,957,060
Fidelity Floating Rate High Income Fund	-	10,621,241	4,874,307	230,622	(223,005)	(168,185)	5,355,744
Fidelity Global Commodity Stock Fund	14,632,019	1,017,097	1,201,388	-	2,738	870,679	15,321,145
Fidelity Hedged Equity Fund	-	1,716,448	-	-	-	(48,325)	1,668,123
Fidelity High Income Fund	7,493,739	4,090	7,471,946	4,069	701,215	(727,098)	-
Fidelity Inflation-Protected Bond Index Fund	12,307,913	12,174,092	10,568,628	-	396,928	(1,524,777)	12,785,528
Fidelity International Capital Appreciation Fund	17,118,950	1,481,608	1,579,775	-	(371,156)	(5,669,572)	10,980,055
Fidelity International Discovery Fund	21,837,861	1,915,146	2,077,783	-	(707,249)	(6,664,928)	14,303,047
Fidelity International Enhanced Index Fund	19,241,026	1,770,651	1,951,543	-	(335,686)	(4,803,056)	13,921,392
Fidelity International Small Cap Fund	8,719,476	791,086	869,692	-	(139,390)	(2,372,836)	6,128,644
Fidelity International Small Cap Opportunities Fund	9,571,526	525,248	-	-	-	(3,742,418)	6,354,356
Fidelity International Value Fund	11,401,444	1,055,035	1,191,273	-	(115,907)	(2,578,097)	8,571,202
Fidelity Japan Fund	1,992,792	82,762	56,254	-	(5,362)	(608,771)	1,405,167
Fidelity Japan Smaller Companies Fund	6,942,373	(1)	-	-	-	(1,590,226)	5,352,146
Fidelity Large Cap Value Enhanced Index Fund	19,490,435	693,948	3,166,788	-	(216,405)	(2,807,752)	13,993,438
Fidelity Long-Term Treasury Bond Index Fund	31,139,528	1,774,304	9,529,370	442,003	(2,691,163)	(5,751,411)	14,941,888
Fidelity Low-Priced Stock Fund	34,874,696	3,709,303	5,974,244	1,939,144	(605,568)	(7,066,589)	24,937,598
Fidelity New Markets Income Fund	3,380,651	831,987	131,145	102,750	(9,206)	(883,833)	3,188,454
Fidelity Overseas Fund	83,216,082	7,233,317	7,766,039	-	(1,787,546)	(27,619,782)	53,276,032
Fidelity Real Estate Investment Portfolio	15,242,774	885,013	6,796,131	304,644	(273,760)	(3,115,477)	5,942,419
Fidelity Total Bond Fund	-	16,027,538	220,057	121,493	(5,994)	(806,488)	14,994,999
Fidelity U.S. Bond Index Fund	5,024,995	15,376,090	19,155,551	104,883	(805,737)	(439,797)	-
Fidelity U.S. Low Volatility Equity Fund	22,732,700	1,954,370	7,593,102	788,025	(172,516)	(4,289,949)	12,631,503
Fidelity Value Discovery Fund	18,820,104	1,412,488	3,168,602	636,559	(107,977)	(3,093,635)	13,862,378
VIP Investment Grade Bond II Portfolio - Investor Class	-	16,189,384	270,244	-	(6,329)	(980,366)	14,932,445
VIP Stock Selector All Cap Portfolio Investor Class	381,552,293	16,737,377	58,426,225	(212)	(9,623,055)	(81,699,553)	248,540,837
	806,641,156	187,000,014	166,651,503	6,009,579	(17,076,148)	(189,345,469)	620,568,050

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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